497(d)

                               FT 284

                   Iowa Equity Growth Trust Series

          Supplement to the Prospectus dated October 21, 1998

Notwithstanding anything to the contrary in the Prospectus, an investor may aggregate same day purchases of primary Units of the Trust contained in the Prospectus and units of other unit investment trusts containing equity securities of which the Sponsor acts as Principal Underwriter and which are currently in the initial offering period for purposes of qualifying for the volume purchase discounts listed in the Prospectus. In addition, investors may utilize their redemption or termination proceeds received from trusts sponsored by the Sponsor to purchase Units of the Trust subject only to any remaining deferred sales charge payments on such Units, deferred as described in the Prospectus. Unit holders who redeem units of trusts sponsored by the Sponsor should note that they will be assessed the amount of any remaining deferred sales charge on such units at the time of redemption. Dealers and other selling agents will be allowed a concession or agency commission on the sale of Units sold subject only to any remaining deferred sales charge payments on such Units equal to (i) $.22 per Unit on Units sold subject to a deferred sales charge of $.35 per Unit or (ii) 63% of the then current maximum remaining deferred sales charge on Units sold subject to a deferred sales charge of less than $.35 per Unit.

January 11, 1999